SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 8, 2003


                            mPHASE TECHNOLOGIES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)





           New Jersey                000-24969                  22-2287503
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)



                  587 Connecticut Ave., Norwalk, CT 06854-0566
               (Address of Principal Executive Offices) (ZIP Code)



       Registrant's telephone number, including area code: (203) 838-2741



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events.

     mPhase Technologies, Inc. issued a press release on May 8, 2003 regarding the announcement of execution of a Reseller Agreement with Lucent Technologies allowing mPhase to bundle Lucent's Stinger(R) DSL Access Concentrator into mPhase's leading-edge television-over-DSL package, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) and (b)       Not Applicable

     (c)      Exhibit.       The following exhibit is filed with this report:
              -------

     99.1     Press Release, dated May 8, 2003, of mPhase Technologies, Inc.

                         [Signature on following page.]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           mPHASE TECHNOLOGIES, INC.




                                            By:  /s/ MARTIN S. SMILEY
                                                 --------------------
                                                  Martin S. Smiley
                                                  Executive Vice President,
                                                  Chief Financial Officer and
                                                  General Counsel

Date:  May 8, 2003



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                                  EXHIBIT INDEX
                                  -------------


Exhibit     Description
-------     -----------

99.1        Press Release, dated May 8, 2003, of mPhase Technologies, Inc.








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                                                                    Exhibit 99.1

                                  Press Release

              mPhase and Lucent Technologies Build on Research and
                            Development Relationship

           mPhase executes reseller agreement with Lucent Technologies

NORWALK, Conn.--(BUSINESS WIRE)--May 8, 2003--mPhase Technologies, Inc. (OTC BB:
XDSL), a leading supplier of solutions for the delivery of broadcast digital television and high-speed data over copper wires, announced it has cemented its ongoing business relationship with Lucent by signing a Reseller Agreement that allows mPhase to bundle Lucent's Stinger(R) DSL Access Concentrator into mPhase's leading-edge television-over-DSL package.

With this agreement, mPhase also becomes a Lucent Global Business Partner, with access to the many benefits associated with being a part of the Lucent Global Business Partner program. mPhase customers can now purchase Lucent's industry-leading Stinger(R) DSL Access Concentrator and mPhase's Broadcast Television Switch (BTS) and digital set-top box from a single source.

"This reseller agreement expands the relationship mPhase has enjoyed with Lucent and is the next logical step from our recently announced product development relationship with Lucent's Bell Labs," said Ronald Durando, president and CEO of mPhase.

mPhase announced earlier this year that it was teaming with Lucent to create a hybrid, best-in-class broadband platform to deliver converged services with a collaborative product combining mPhase's unique approach to the delivery of broadcast television over DSL with Lucent's industry-leading, high-density broadband platform, the Stinger(R) DSL Access Concentrator, resulting in a high quality-of-service hybrid solution with dramatic reductions in per-port expense.

"This combined product solution is highly efficient and ideal for developing markets where there is a lack of multichannel television options," stated Victor Lawrence, vice president, Advanced Communications Technology at Bell Labs.

Outside of the United States and pockets of Europe, the majority of television-owning households are not served with cable television. The emerging markets, particularly those in Eastern Europe, Middle East and Africa (EMEA), are areas of high growth for video over DSL. According to a report published in February 2003 by industry analysts the Gartner Group, "[the number of telephone companies in the EMEA region saying] they would offer video over DSL has leapt from 40 percent in 2001 to almost 75 percent in 2002. This is a clear sign that carriers [in this region] realize they need to move upstream with broadband value-added services."

"Uniting the strengths of mPhase and Lucent has resulted in a reliable, scaleable and cost-effective method of supporting television services over DSL," added Durando. "With the reseller agreement in place - and our new position as a Lucent Global Business Partner - mPhase has a total package and the resources available to bring this solution to players around the globe who want to make television-over-DSL a reality."

About mPhase Technologies, Inc.

mPhase Technologies Inc. develops solutions for cost-effectively and reliably transmitting broadcast digital television, high-speed Internet access and traditional telephone service over existing copper telephone lines. mPhase also offers a growing line of innovative DSL component


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products,  such as the  iPOTS,  designed  to help  service  providers  lower the provisioning and operating costs associated with DSL.

More information is available at the mPhase Web site at www.mPhaseTech.com, or by calling 877-674-2738. Investors may obtain additional information and subscribe to investor services by referring to the Investor Information section at the mPhase Web site.

________________________________________________________________________________


Contact Information:

Jennifer Silcott
mPhase Technologies Inc.
(203- 831.2208
jsilcott@mphasetech.com
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